UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)	On May 4, 2023, RLI Corp. (“Company”) held its annual meeting of shareholders (“Annual Meeting”).

(b)	At the Annual Meeting, the Company’s shareholders voted on the following four proposals and cast their votes as described below.

1. The nominees for election to the Board of Directors were elected at the Annual Meeting, each to hold office for a one-year term expiring at the next annual meeting, based upon the following votes:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors:	—	—	⸺	2,579,745
Kaj Ahlmann	34,742,514	5,950,964	139,615	2,579,745
Michael E. Angelina	40,168,092	637,845	27,156	2,579,745
David B. Duclos	39,951,681	848,643	32,769	2,579,745
Susan S. Fleming	38,666,115	2,061,076	105,902	2,579,745
Jordan W. Graham	40,118,353	583,566	131,174	2,579,745
Craig W. Kliethermes	40,472,388	337,106	23,599	2,579,745
Paul B. Medini	40,122,161	588,101	122,831	2,579,745
Jonathan E. Michael	38,845,253	1,948,208	39,632	2,579,745
Robert P. Restrepo, Jr.	39,810,998	899,551	122,544	2,579,745
Debbie S. Roberts	39,913,500	877,818	41,775	2,579,745
Michael J. Stone	39,991,269	632,843	208,981	2,579,745

The Board of Directors also appointed David B. Duclos as Lead Independent Director.

2. The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the proxy materials, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
38,373,079	2,380,105	79,909	2,579,745

3. The proposal to approve the amendment to the Company’s Certificate of Incorporation to include the exculpation of officers, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
35,886,787	4,881,007	65,299	2,579,745

4. The proposal to approve the 2023 RLI Corp. Long-Term Incentive Plan, was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
38,412,313	2,401,912	18,868	2,579,745

5. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was approved based upon the following votes:

			Broker
For	Against	Abstentions	Non-Votes
43,348,673	31,057	33,108	⸺

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: May 8, 2023	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Chief Legal Officer & Corporate Secretary